Exhibit No. 99.1

                                 LAW OFFICES OF
                             DECHERT PRICE & RHOADS

                              30 ROCKEFELLER PLAZA
                               NEW YORK, NY 10112

                           TELEPHONE: (212) 698-3500
                              FAX: (212) 698-3599



                                                            September 16, 1997


Salomon Brothers Inc.                       The Chase Manhattan Bank
7 World Trade Center, 33rd Floor            450 West 33rd Street, 10th Floor
New York, New York  10048                   New York, NY  10001-2697
                                            Attention:  Corporate Trust Officer

Bear, Stearns & Co. Inc.                    Texas Commerce Bank National
245 Park Avenue                               Association
New York, New York 10167                    600 Travis Street
                                            Houston, TX  77002
                                            Mail Station 6-TCT-36

Goldman, Sachs & Co.                        Beneficial Mortgage Services, Inc.
85 Broad Street                             One Christina Centre
New York, New York 10004                    301 North Walnut Street
                                            Wilmington, DE  19801

J. P. Morgan Securities Inc.                Standard & Poor's Ratings Services
60 Wall Street, 18th Floor                  26 Broadway
New York, New York  10260                   New York, NY  10004

Merrill Lynch, Pierce, Fenner               Moody's Investors Service, Inc.
  & Smith Incorporated                      99 Church Street
250 Vesey Street                            New York, NY  10007
World Financial Center, North Tower
New York, New York  100281-1310

UBS Securities LLC                          Fitch Investors Service L.P.
299 Park Avenue, 26th Floor                 One State Street Plaza, 32nd Floor
New York, New York 10171                    New York, NY  10004

                  Re:      Beneficial Home Equity Loan Asset
                           Backed Certificates, Series 1997-2
                           ----------------------------------

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September 16, 1997
Page 2



Dear Sirs:

                  We have acted as federal income tax counsel to Beneficial Mortgage Services, Inc. (the "Depositor") concerning certain federal tax consequences of the issuance by the Trust Fund of $800,017,000 aggregate principal amount of Beneficial Home Equity Loan Asset Backed Certificates, Series 1997-2, Class A, Class M and Class B (the "Certificates"). In that connection, the Depositor has asked for our opinion concerning the status of each of the Lower-Tier REMIC and the Upper-Tier REMIC as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended to date (the "Code"), and certain other federal income tax matters. This opinion is being rendered to you pursuant to Section 5(b) of the Underwriting Agreement, dated September 9, 1997, among the Depositor, Beneficial Mortgage Corporation, as Master Servicer (the "Master Servicer"), and Salomon Brothers Inc, for itself and as authorized representative of Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (the "Underwriters"), relating to the sale of the Certificates. Capitalized terms not otherwise defined herein are defined as set forth in the Registration Statement on Form S-3 (Reg. No. 333-21511), and Amendments No. 1 and 2 thereto, relating to the registration under the Securities Act of 1933, as amended (the "Act"), of the Certificates (such Registration Statement, as and to the extent so amended, at the time it became effective on April 23, 1997 being hereinafter called the "Registration Statement") and the Prospectus, dated May 7, 1997, and the Prospectus Supplement, dated September 9, 1997, each in the form thereof transmitted for filing with the Securities and Exchange Commission (the "Commission") pursuant to Rules 424(b) and 430A promulgated under the Act (collectively, the "Prospectus").

                  In arriving at the opinion expressed below, we have examined and relied upon the originals or copies certified or otherwise identified to our satisfaction of the following documents:

                  a.       the Registration Statement and the Prospectus;

                  b.       the Pooling and Servicing Agreement;

                  c. a certification from the Depositor (the "Certification") dated the date hereof, (i) relating to the reasonableness of the Monthly Servicing Fee under the Pooling and Servicing Agreement and certain other matters; (ii) stating that (1) each Home Equity Loan is an enforceable obligation that provides for total noncontingent principal payments that at least equal such Home Equity Loan's issue price, and (2) the Depositor reasonably believes that each Home Equity Loan is "principally secured by real property" (as defined in the Code and the Treasury Regulations promulgated thereunder); (iii) stating that (1) the Trust Fund has not acquired and will not acquire any Home Equity Loan with an intent that such be foreclosed upon; and (2) when the Trust Fund acquired the Home Equity Loans, the Depositor did not know or have reason to know as to any Home Equity Loan (a) that any payment of principal or interest on or in respect of such Home Equity Loan was 30 days or

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September 16, 1997
Page 3





         more delinquent as of the Cycle Date immediately preceding the Cut-Off Date, (b) that the Mortgagor had notified the owner of such Home Equity Loan that the Mortgagor would not make future payments of principal and interest or that a notice of acceleration had been given to the Mortgagor or foreclosure proceedings commenced, or (c) as to any Home Equity Loan that any delinquencies thereon would not be cured; and (iv) concerning the dimensions and other aspects of mobile homes securing certain of the Home Equity Loans;

and such other documents, agreements, and instruments, as we have deemed necessary to render the opinion expressed below. In connection with such examination, we have assumed the genuineness of all signatures, the authenticity of all documents, agreements, and instruments submitted to us as originals, the conformity to original documents, agreements, and instruments of all documents, agreements, and instruments submitted to us as copies or specimens and the authenticity of the originals of such documents, agreements, and instruments submitted to us as copies or specimens. We have also assumed (other than with respect to the Depositor) that all documents, agreements, and instruments have been duly authorized, executed and delivered by all parties thereto. We have relied upon statements and representations of officers and other representatives of the Depositor, including the Certification and the Pooling and Servicing Agreement.

                  Our opinion is based upon our analysis and interpretation of the Code, as well as upon court decisions, regulations, and other administrative interpretations of the Code. The statutory provisions, regulations, and interpretations upon which our opinion is based are subject to change, and such changes could apply retroactively. In addition, our opinion has no binding effect on the Internal Revenue Service or on any court and only represents our professional judgment. Thus, there can be no assurance that positions contrary to those stated in our opinion may not be asserted by the Internal Revenue Service.

                  Assuming (i) that the elections required by Section 860D(b) of the Internal Revenue Code of 1986, as amended (the "Code") are properly made and
(ii) compliance with the Pooling and Servicing Agreement, as in effect at the Closing Time, and with any subsequent changes in the law, including any amendments to the Code or applicable regulations of the U.S. Department of the Treasury thereunder, it is our opinion that the Lower-Tier REMIC and the Upper-Tier REMIC, each as described in the Pooling and Servicing Agreement, will each be treated for federal income tax purposes as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code, the Certificates and the Class C Certificates to be issued pursuant to the Pooling and Servicing Agreement shall be treated as "regular interests" in the Upper-Tier REMIC and the Class R Certificates shall be treated as "residual interests" in the Upper-Tier REMIC and the Lower-Tier REMIC. We have prepared and reviewed the statements in the Prospectus under the headings "Summary of Prospectus -- Tax Status of the Certificates" and "Federal Income Tax Consequences" and in the Prospectus Supplement under the headings "Prospectus Supplement Summary -- Certain Federal Tax Aspects" and "Federal Income Tax Consequences". To the extent such statements constitute matters of federal law or legal conclusions with respect thereto, it is our opinion that they provide a fair and accurate summary of our conclusions. However, we call to your attention that

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September 16, 1997
Page 4



there is an improper reference which appears on pages S-18 and S-60 of the Prospectus Supplement. The incorrect language states "...the Trust Fund will consist of two segregated asset pools (the "Upper-Tier REMIC" and the "Lower-Tier REMIC"), the first of which [i.e., the Upper-Tier REMIC] shall consist of the Home Equity Loans and the second of which [i.e., the Lower-Tier REMIC] shall consist of the regular interests in the Lower-Tier REMIC." The correct language should be as follows: "...the Trust Fund will consist of two segregated asset pools (the "Upper-Tier REMIC" and the "Lower-Tier REMIC"), the first of which shall consist of the regular interests in the Lower-Tier REMIC and the second of which shall consist of the Home Equity Loans. Except as provided herein, we are not passing upon and assume no responsibility for, the accuracy, completeness or fairness of the statements included in the Registration Statement and the Prospectus. The opinions expressed herein are limited to the federal laws of the United States.

                  We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to a reference to this firm (as counsel to the Registrant) under the heading "Federal Income Tax Consequences" in the Prospectus forming a part of the Registration Statement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit. We are furnishing this opinion letter to the addressee hereof, solely for the benefit of such addressees. This opinion letter is not to be used, circulated, quoted otherwise referred to for any other purpose.

                                                     Very truly yours,




                                                     Dechert Price & Rhoads